UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON , D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 15, 2008

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 10, 2008, Aleris International, Inc., a Delaware corporation (the “Company”), amended the credit agreement governing its senior secured asset-based revolving credit facility dated as of August 1, 2006, amended and restated as of December 19, 2006 and further amended as of November 9, 2007, among the Company, each subsidiary of the Company party thereto, the lenders party thereto, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent and certain other signatories thereto (the “ABL Credit Agreement”).

The terms of the second amendment (the “Second Amendment”) provide for a $244.0 million increase to the size of the ABL Credit Agreement, thereby increasing the size of the ABL Credit Agreement from up to $850.0 million to up to $1,094.0 million, subject to applicable borrowing bases. As part of the Second Amendment, $25.0 million of Canadian Commitments under the ABL Credit Agreement were converted into additional U.S./European Commitments, such that the total Canadian Commitments and U.S./European Commitments are now $35.0 million and $1,059.0, respectively. In addition, the terms of the Second Amendment provide for an uncommitted incremental facility pursuant to which the ABL Credit Agreement may be further increased in the future by up to an additional $300.0 million.

The terms of the Second Amendment also adjust the applicable margin for loans under the ABL Credit Agreement. As of the second amendment effective date, the applicable margin for revolving loans maintained as (x) base rate loans, Canadian prime rate loans or swingline loans was increased from 0.50% to 1.50% and the applicable margin for revolving loans maintained as (y) euro rate loans or bankers’ acceptance loans was increased from 1.50% to 2.50%. Thereafter, the pricing grid for loans under the ABL Credit Agreement was increased by 100 basis points.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

On September 15, 2008, the Company issued a press release announcing enhanced liquidity measures, including entering into the Second Amendment. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

The information contained in this Current Report on Form 8-K and on Exhibit 99.1 contains certain forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These include statements that contain words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should” and similar expressions intended to connote future events and circumstances, and include statements regarding future actual and adjusted earnings and earnings per share; future improvements in margins, processing volumes and pricing; overall 2008 operating performance; anticipated higher adjusted effective tax rates; expected cost savings; success in integrating Aleris’s recent acquisitions, including the acquisition of the downstream aluminum businesses of Corus Group plc; its future growth; the economic environment in 2008; future benefits from acquisitions and new products; expected benefits from changes in the industry landscape; and anticipated synergies resulting from the Company’s acquisitions. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, Aleris’s levels of indebtedness and debt service obligations; its ability to effectively integrate the business and operations of its acquisitions; further slowdowns in automotive production in the U.S. and Europe; the financial condition of Aleris’s customers and future bankruptcies and defaults by major customers; the availability at favorable cost of aluminum scrap and other metal supplies that Aleris processes; the ability of Aleris to enter into effective metals, natural gas and other commodity derivatives; continued increases in natural gas and other fuel costs of Aleris; a weakening in industrial demand resulting from a decline in U.S. or world economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of Aleris’s various facilities; a continuation of building and construction customers and distribution customers reducing their inventory levels and reducing the volume of Aleris’s shipments; restrictions on and future levels and timing of capital expenditures; retention of Aleris’s major customers; the timing and amounts of collections; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of some of the uncertainties listed above; and other risks listed in Aleris’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Aleris’s annual report on Form 10-K for the fiscal year ended December 31, 2007 particularly the section entitled “Risk Factors” contained therein. The forward looking statements contained in this report and on such exhibits are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Number	Description
10.1	Second Amendment to Credit Agreement dated as of September 10, 2008 to the credit agreement, dated as of August 1, 2006, amended and restated as of December 19, 2006 and further amended as of November 9, 2007, among the Company, each subsidiary of the Company party thereto, the lenders party thereto, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent and certain other signatories thereto.

99.1	Press Release of the Company dated September 15, 2008.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2008

Aleris International, Inc.

	By:	/s/ Scott A. McKinley
Scott A. McKinley
Senior Vice President and Controller

INDEX TO EXHIBITS

Number	Description
10.1	Second Amendment to Credit Agreement dated as of September 10, 2008 to the credit agreement, dated as of August 1, 2006, amended and restated as of December 19, 2006 and further amended as of November 9, 2007, among the Company, each subsidiary of the Company party thereto, the lenders party thereto, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank AG, Canada Branch, as Canadian administrative agent and certain other signatories thereto.

99.1	Press Release of the Company dated September 15, 2008.